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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 April 18, 2006

                                   NUVIM, INC.
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             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-50508

             Delaware.                                          13-4083851
 ---------------------------------                         -------------------
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                           Identification No.)

               12 North State Route 17, Paramus, New Jersey 07652
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                    (Address of Principal Executive Offices)

                                  201.556.1010
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              (Registrant's Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

        Since the filing of the Current Report on Form 8-K filed on December 27, 2005, the following securities have been sold:

        Sales for Cash

        On April 18, 2006, Paulson Investment Company, Inc., the company that served as underwriter of NuVim's recently completed initial public offering of securities, purchased 500,000 shares of NuVim's common stock for $100,000. Paulson represented itself to be an accredited investor who was purchasing the common stock for its own investment and not for resale. It agreed in writing to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        This sale was the first to be made under a Placement Agent Agreement between Paulson Investment Company, Inc. and NuVim. See Item 8.01 - Other Events.

        Acquisition of the remainder of NuVim Powder LLC

        NuVim originally planned to distribute the powder version of its product through a subsidiary fifty-one percent of which was to be owned by NuVim and the balance owned by Santa Fe Productions Inc., the venture's production company, the entertainer Dick Clark, and NuVim director Stanley Moger.

        During the first quarter of 2006, NuVim acquired all of Santa Fe Productions' 24% interest in the powder subsidiary for a seven year warrant to purchase 50,000 shares of common stock for a dollar a share.

        On April 7, 2006 NuVim agreed with Messrs. Clark and Moger to acquire their respective 12.5% interests in the powder subsidiary for 225,000 shares of NuVim common stock each. NuVim executed the agreement on April 18, 2006. The NuVim shares were exchanged for the interests in the powder subsidiary on April 20, 2006. Clark and Moger are accredited investors who accepted the shares for their own investment and agreed to restrictions on resale placed with the Company's transfer agent and the printing of a legend on their certificates. Because of these factors, this issuance is exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        Common Stock Issued for Services

        On March 9, 2006, NuVim issued 7,850 shares of common stock to SmallCapVoice.com, a media publicity service for publicity services. It accepted the shares for investment and not with a

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view to distribution. To enforce that understanding,  a legend has been endorsed on the certificate evidencing the shares and a stop transfer order has been placed with NuVim's transfer agent with respect to these shares. Therefore, this issuance is exempt from registration under the Securities Act as not involving a public distribution under section 4(2).

        Also on March 9, 2006 NuVim issued of 50,000 shares of its Common Stock to NuVim's Secretary as payment for services for the period beginning February 1, 2006. Mark Siegel's relationship to NuVim qualifies him as an accredited investor. He accepted the shares for his own investment and agreed to restrictions on resale placed with NuVim's transfer agent and the printing of a legend on his certificate. Because of these factors, this issuance is exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6). The services for which the shares were issued are valued, pursuant to agreement between NuVim and Mr. Siegel at $13,750.

        Common Stock issued for Executive Compensation

        On April 20, 2006 NuVim and two current and one retired executives reached agreement on the number of shares to be granted in lieu of a cash bonus for 2005 and the additional restrictions to be imposed on their ability to sell the shares. A total of 661,500 shares were granted, 341,500 to Mr. Kundrat, the CEO, 200,000 to John L. Sullivan, the Vice-President of Sales, and 120,000 to Paul J. Young, until April 1, 2006 the Vice President of Operations and now a member of the Advisory Board. All are accredited investors who have agreed in writing that they are accepting the shares for investment purposes and will not sell the shares until after May 1, 2007. Legends indicating that the shares are unregistered have been placed on the certificates and stop transfer orders with respect to these certificates have been placed with NuVim's transfer agent. As a result, this issuance is exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        On April 21, 2006 Michael Vesey agreed, in connection with his resignation reported below in Item 5.02(b), to accept 98,955 shares of NuVim common stock in payment of accrued salary of $19,791. In addition, he accepted 85,000 shares of common stock in lieu of his executive cash bonus for 2005. Mr. Vesey also agreed that he will not sell his shares before May 1, 2007. Mr. Vesey is an accredited investor who is accepting the shares for investment purposes. Legends indicating that the shares are unregistered have been placed on the certificates and stop transfer orders with respect to these certificates have been placed with NuVim's transfer agent. As a result, this issuance is exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (b) In a communication received on April 4, 2006, NuVim director and Audit Committee

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chair Frederick S. Pierce stated his intention to resign as a director effective
May 1, 2006. As a result of this, he will not be a candidate for election at the up coming annual meeting. No disagreements were included in Mr. Pierce's communication and none are known to any executive officer.

                Paul J. Young, NuVim's Vice President of Operations has resigned, effective April 1, 2006 and has been appointed to the Advisory Committee of the Board of Directors. During 2005, Mr. Young has reduced his activities to two days a week to help reduce NuVim's overhead. NuVim has used a consultant to supplement and now carry on Mr. Young's work.

                Michael Vesey, NuVim's Chief Financial Officer, has resigned effective April 30, 2006.

SECTION 8 OTHER EVENTS

ITEM 8.01 OTHER EVENTS

        On April 10, 2006, Paulsen Investment Company, Inc. and NuVim entered into a Placement Agent Agreement pursuant to which Paulsen would attempt to place up to 2,500,000 shares (subject to additional allocations with the consent of Paulsen and NuVim) of NuVim's common stock with accredited investors. Under the agreement a commission of seven percent would be paid to the selling broker and Paulsen would receive an unaccountable expense allowance of three percent of the total amount placed under the agreement. The agreement also provides that NuVim will use its best efforts to register the shares to be sold under the Securities Act of 1933, as amended within 120 business days of the sale of 2,500,000 shares.

        At the end of the last fiscal year, NuVim owed three of its officers a total of $87,500 for unpaid salary. In February, 2006 the Board authorized up to 437,500 shares in settlement of these obligations. In March, NuVim and the officers agreed that, in exchange for the officers deferring payment of this obligation until January 2007, if settlement of the obligation was to be made in shares rather than cash, NuVim would not ask the officers to accept less than 437,500 shares in lieu of the cash due them.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The Financial Statements of business acquired.

    Not Applicable

(b) Pro forma financial statements.

    Not Applicable

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(c) Exhibits:

        Exhibit
        Number                         Description of Exhibit
        --------   -------------------------------------------------------------
        10.42      Warrant  issued in  connection  with  acquisition  of 24%
                   interest  in NuVim Powder LLC

        10.43      Placement Agent Agreement

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NUVIM, INC.

Date: April 21, 2006                       By:  /s/ Richard Kundrat
                                                --------------------------------
                                                Richard Kundrat, CEO

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                                INDEX TO EXHIBITS

Exhibit    Page
Number     Number                            Description
-------    ------      ---------------------------------------------------------
10.42        E-1       Warrant  issued in  connection  with  acquisition  of 24%
                       interest in NuVim Powder LLC

10.43       E-11       Placement Agent Agreement

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